                                                                EXHIBIT 99.1 (D)

                          PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT is made as of this 30th day of September, 1996 by and between RSL Finance Limited Partnership II, a Florida limited partnership with its principal place of business at 2300 Miami Center, 201 South Biscayne Boulevard, Miami, FL 33131-4329 ("Purchaser") and the undersigned, a Massachusetts limited partnership, with its principal place of business at 98 North Washington Street, Boston, MA 02114 ("Seller").

     Seller, directly as lessor or indirectly through limited partnership or trust title holding vehicles, has entered into various rental schedules (in each case, a "Rental Schedule" or a "Lease" and collectively the "Rental Schedules" or the "Leases") to master lease agreements (in each case a "Master Lease" and collectively, the "Master Leases") or various single purpose leases (also hereinafter referred to individually as a "Lease" and collectively as "Leases") with various parties as lessees (in each case a "Lessee"), with respect to the leasing by each Lessee of various types of equipment, including some or all of the following: aircraft, shipping vessels, motor vehicles, construction and mining equipment, communications equipment, computer equipment and other like equipment, as more fully described in each Lease (individually and collectively, the "Equipment"), all as further described on Schedule A hereto.
                                              ----------

     Seller desires to sell and assign, and Purchaser desires to purchase and assume, all of Seller's right, title, interest, duties and obligations in, to and under the Equipment and the Leases (collectively, the "Transferred Assets") all on the terms and conditions as hereinafter set forth.

     In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

                                   ARTICLE I

                                SUBJECT MATTER

     Subject to the terms and provisions of this Agreement, Seller agrees to sell and Purchaser agrees to purchase all of Seller's right, title and interest in and to the Equipment, and Seller hereby further agrees to assign, and Purchaser agrees to assume, all of Seller's right, title, interest, duties and obligations in, to and under the Leases, including all receivables relating to Seller, from and after the closing (the "Closing"), except that Seller hereby reserves and does not agree to transfer its right, title and interest in and to the Reserved Rights. As used herein, "Reserved Rights" shall mean all indemnities, including tax indemnities, liability insurance and the like to the extent that such right, title and interest in such indemnities or liability insurance proceeds have accrued in favor of Seller or the Owner Trustee (as defined below) prior to the Closing. Seller shall and does hereby also agree to assign to Purchaser, to the extent permitted by the terms thereof and by applicable law, all of Seller's rights, whether express or implied, under any vendor's or manufacturer's warranties, relating to the Equipment. Purchaser acknowledges and agrees that title to certain Equipment ("Trust Equipment" or "SPLP Equipment", as applicable) is held in, and the lessor of such Equipment is, one or more equipment trusts (in each case, an "Equipment Trust" or "Equipment Trusts") or special purpose limited partnerships (in each case, an "SPLP" or "SPLPs"), beneficial interests ("Beneficial Interests") in which trusts or limited partnerships are owned by Seller and legal title to which is held by an owner trustee (in each case, the "Owner Trustee") or the SPLP, as applicable.

                                  ARTICLE II

                               PRICE AND PAYMENT

     The purchase price (the "Purchase Price") of the Transferred Assets shall be as set forth on Schedule B hereto and shall be payable in full in cash at the
                   ---------
Closing by wire or other transfer of immediately available funds to Seller's account as follows:

                    Fleet Bank, N.A.
                    New York, NY
                    ABA no. 021-200-339
                    AFG Rent Escrow Account
                    Account no. 2181-01-7572

or to such other bank account or accounts as may be designated in writing by Seller at least one (1) business day prior to the Closing Date The Purchase Price shall be determined as of the Closing as if the Closing had occurred on August 1, 1996 and shall be adjusted by deducting therefrom (i) the net sales proceeds or casualty payments in respect of any equipment described for sale in that certain Dabney/Resnick Inc. memorandum previously delivered to Purchaser (excluding the MD-82 Aircraft on lease to Northwest Airlines, Inc.) to the extent that such proceeds are received by Seller prior to closing, and (ii) all base and month to month rents attributable to the period beginning August 1, 1996 and received by Seller prior to Closing. The Purchase Price shall be increased by (i) the face value of all base rents receivable (unless such rent receivable is attributable to a lessee in bankruptcy) attributable to the period ending July 31, 1996, and (ii) an amount equal to interest at an annualized rate of 8% for the period August 1, 1996 through the Closing Date.


                                  ARTICLE III

                                     TAXES


     Seller shall be responsible for all Taxes (as hereinafter defined), and for the submission of all filings required by the applicable taxing authorities, relating to (i) the acquisition, ownership, use or leasing of the Equipment by Seller, and (ii) the payment of periodic rentals or other sums due under each Lease, including without limitation all sales, use and property taxes, including interest and penalties thereon ("Taxes"), for all periods through but not including the Closing. Purchaser shall be responsible for all Taxes and for the submission of all filings required by the applicable taxing authorities from and after the Closing. All taxes of any nature whatsoever, including without limitation all sales or transfer taxes arising out of or in connection with the assignment of the Leases or the sale of the Equipment contemplated herein, shall be solely for the account of Purchaser.

                                  ARTICLE IV

                            TITLE AND RISK OF LOSS

     Title and risk of loss or damage to the Equipment shall pass to Purchaser at the Closing.

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Purchaser on and as of the date hereof and the Closing Date as follows:

     5.1  Authority.  Seller is a limited partnership duly organized and validly
          ---------
existing under the laws of the jurisdiction of its organization with adequate power to enter into this Agreement and each instrument and document executed by Seller in connection with the transactions contemplated hereby (the "Transaction Documents") to which Seller is a party and to consummate the transactions contemplated hereby and thereby, and is duly qualified to do business in every jurisdiction in which its failure to so qualify would have a material adverse effect upon the transactions contemplated by this Agreement and the Transaction Documents.

     5.2  Execution, Delivery and Effect of Documents.  Each of this
          -------------------------------------------
Agreement and the Transaction Documents to which Seller is a party has been duly authorized, executed and delivered by Seller and, assuming their due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding agreement of Seller enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights.

     5.3  Inconsistent Agreements.  The entering into and performance of this
          -----------------------
Agreement and each of the Transaction Documents by Seller do not and will not violate any provision of law, or any rule, regulation, order, decree or judgment ("Applicable Law") applicable to Seller and do not conflict with any provision of Seller's organizational documents or result in any breach of, or constitute a default under, any indenture, mortgage, deed of trust, contract, agreement or instrument to which Seller is a party or by which it or its assets may be bound.

     5.4  Legal Proceedings.  There are no pending or, to the actual knowledge
          -----------------
of Seller, threatened actions or proceedings to which Seller is a party, or otherwise affecting Seller or the Transferred Assets, before any court or public board or body ("Governmental Body"), which if determined adversely against Seller, either individually or in the aggregate, would adversely affect the ability of Seller to perform its obligations under, or comply with the terms of, this Agreement and the Transaction Documents.

     5.5  No Consents Required.  No consent, approval or other authorization of
          --------------------
or by any Governmental Authority is required in connection with the execution, delivery or performance by Seller of, or the consummation by Seller of the transactions contemplated by, this Agreement and the Transaction Documents, except that no representation or warranty is made hereby in respect to the applicability of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (Pub.
L. No.94-435, 90 Stat. 1383 (1976) (the "Hart-Scott-Rodino Act") or the necessity to make the filings required thereunder to the transactions contemplated by this Agreement or the Transaction Documents.

     5.6  Securities Laws.  Seller has not, directly or indirectly, offered the
          ----------------
Transferred Assets or any interest in the Transferred Assets or any interest or security (as defined in Section 2(1) of the Securities Act of 1933, as amended) relating to an interest in the Transferred Assets for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any person in violation of the federal or any applicable state securities laws, and Seller will not, directly or indirectly, make any such offer, solicitation or sale in violation of the federal or applicable state securities laws.

     5.7  No Brokers, Etc.  No agent, broker, person or firm acting on behalf of
          ----------------
Seller or any Owner Trustee or any SPLP, or under the authority of Seller or any Owner Trustee or any SPLP, is or shall be entitled to any commission or broker's fee from Purchaser in connection with the transactions contemplated hereby.

     5.8  Operative Documents. Not later than five (5) business days prior to
          -------------------
the Closing, Seller will furnish or make available to Purchaser a true, correct and complete copy of each and every operative document delivered to Seller in connection with the purchase of the Equipment by Seller.

     5.9  Good Title, Etc. On and as of the Closing, Seller will convey to
          ---------------
Purchaser good title to the Equipment, free and clear of all liens and encumbrances created or arising by reason of the action or inaction of Seller other than (i) the leasehold estate of each Lessee under each Lease, (ii) any liens created by any Owner Trustee and SPLP disclosed to Purchaser, and (iii) liens created by such Lessees under and pursuant to such Leases or otherwise (collectively, the "Permitted Liens").

     5.10  Disclaimer of Other Warranties.  EXCEPT AS OTHERWISE EXPRESSLY
           ------------------------------
PROVIDED HEREIN, THE SALE OF THE EQUIPMENT IS HEREBY MADE ON AN "AS-IS WHERE-IS" BASIS. SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO (i) THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION OF THE FOREGOING, ITS SELECTION, QUALITY, DESIGN, CAPACITY, CONDITION, MERCHANTABILITY OR ITS FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE AND FREEDOM FROM CLAIMS OF COPYRIGHT OR PATENT INFRINGEMENT OR ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR NEGLIGENCE, (ii) THE FREEDOM OF THE EQUIPMENT (OR ANY PART OR PORTION THEREOF) FROM ANY LATENT OR OTHER DEFECT (WHETHER OR NOT DISCOVERABLE), (iii)THE COMPLIANCE OF ANY OF THE EQUIPMENT (OR ANY PART OR PORTION THEREOF) WITH ANY APPLICABLE LAWS OR REGULATIONS, (iv) THE CREDITWORTHINESS OF EACH LESSEE OR ANY OTHER PERSON UNDER THE LEASES AND THE TRANSACTION DOCUMENTS, (v) THE COLLECTIBILITY OF ANY AMOUNT UNDER THE LEASES AND ANY OF THE TRANSACTION DOCUMENTS, (vi) THE TAX CHARACTERIZATION OF THE LEASES, OR (vii) THE DUE AUTHORIZATION, EXECUTION AND DELIVERY BY, OR THE ENFORCEABILITY AGAINST, ANY PERSON WHO IS OR HAS BEEN A PARTY TO THE LEASES AND ANY OF THE TRANSACTION DOCUMENTS (WITH THE EXCEPTION OF THE SELLER) AND SELLER HEREBY DISCLAIMS ALL SUCH REPRESENTATIONS AND WARRANTIES.

                                  ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Seller on and as of the date hereof and the Closing Date as follows:

     6.1  Authority. Purchaser is a Florida limited partnership duly organized
          ---------
and validly existing under the laws of the jurisdiction of its organization with adequate power to enter into this Agreement and the Transaction Documents to which Purchaser is a party and to consummate the transactions contemplated hereby and thereby and is duly qualified to do business in every jurisdiction in which its failure to so qualify would have a material adverse effect upon the transactions contemplated by this Agreement and the Transaction Documents.

     6.2  Execution, Delivery and Effect of Documents. Each of this Agreement
          -------------------------------------------
and the Transaction Documents to which Purchaser is a party has been duly authorized, executed and delivered by Purchaser and, assuming their due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding agreement of Purchaser enforceable in accordance with its terms except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights.

     6.3  Inconsistent Agreements. The entering into and performance of this
          -----------------------
Agreement and each of the Transaction Documents by Purchaser do not and will not violate any provision of Applicable Law applicable to Purchaser and do not conflict with any provision of Purchaser's organizational documents or result in any breach of, or constitute a default under, any indenture, mortgage, deed of trust, contract, agreement or instrument to which Purchaser is a party or by which it or its assets may be bound.

     6.4  Legal Proceedings. There are no pending or, to the actual knowledge of
          -----------------
Purchaser, threatened actions or proceedings to which Purchaser is a party, or otherwise affecting Purchaser, before any Governmental Body, which if determined adversely against Purchaser, either individually or in the aggregate, would adversely affect the ability of Purchaser to perform its obligations under, or comply with the terms of, this Agreement and the Transaction Documents.

     6.5  No Consents Required. No consent, approval or other authorization of
          --------------------
or by any Governmental Authority is required in connection with the execution, delivery or performance by Purchaser of, or the consummation by Purchaser of the transactions contemplated by, this Agreement and the Transaction Documents. Neither Seller nor Purchaser is required to make the filings required by the Hart-Scott-Rodino Act and such statute is not applicable to the transactions contemplated by this Agreement or the Transaction Documents.

     6.6  No Brokers, Etc. No agent, broker, person or firm acting on behalf of
          ---------------
Purchaser or under the authority of Purchaser is or shall be entitled to any commission or broker's fees in connection with the transactions contemplated hereby.

     6.7  Securities Laws. Purchaser is acquiring the Transferred Assets for its
          ---------------
own account for investment and not with a view to, or for sale in connection with, any distribution thereof except as otherwise permitted by Rule 144A or another exemption from registration under the Securities Act of 1933, as amended. Neither it nor anyone authorized to act on its behalf has directly or indirectly offered any interest in the Transferred Assets for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any person, and it will not directly or indirectly make any such offer, solicitation or sale in violation of the Securities Act of 1933, as amended, or applicable state laws.

     6.8  ERISA. No part of the funds to be used by Purchaser to acquire the
          -----
Transferred Assets under this Agreement constitutes assets of an employee benefit plan within the meaning of Section 3(3) of ERISA or any trust created under any such plan, or assets of a plan as defined in Section 4975(e)(1) of the Code, or any trust created under any such plan. Purchaser will take no action with respect to its participation in the transactions contemplated hereby which would cause such participation to be a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code or any applicable regulation under such sections.


                                  ARTICLE VII

                    CLOSING; CONDITIONS PRECEDENT; SURVIVAL

     7.1  Closing. The closing of the transactions contemplated hereby shall
          -------
take place at the offices of Seller or Seller's counsel or such other place as determined by Seller on September 30, 1996 or such later date which shall not be later than October 15, 1996, as the parties hereto shall mutually agree (the "Closing Date"). If the Closing has not occurred by the Closing Date for any reason, this Agreement shall terminate.

     7.2     Conditions Precedent.
             --------------------

     (a) The obligations of Seller hereunder are subject to satisfaction of the following conditions at or prior to the Closing:

     (i) Purchaser shall have performed all of its obligations specified herein, to the reasonable satisfaction of Seller.

     (ii) Each Lessee shall have consented to the sale of the Equipment and the transfer of the Transferred Assets to Purchaser.

     (iii) The representations and warranties of Purchaser contained in this Agreement shall be true and correct on and as of the Closing Date.

     (iv) Purchaser shall have delivered to Seller documentation reasonably supporting the validity and enforceability of Purchaser's obligations under this Agreement, which may include, without limitation, a clerk's or secretary's or assistant clerk's or assistant secretary's certificate regarding incumbency and authorizing resolutions and an opinion of counsel reasonably acceptable to Seller.

     (v) Purchaser shall have delivered to Seller a resale certificate for each taxing jurisdiction in which the Equipment is located.

     (vi) No action or proceeding shall have been instituted nor shall any action or proceeding be threatened before any Governmental Body at the time of the Closing to set aside, restrain, enjoin or prevent the execution and delivery of this Agreement or any Transaction Document or the completion and consummation of the transactions contemplated hereby and thereby.

     (vii) Seller shall have received such other documents, instruments, certificates and assurances as are reasonably requested by Seller or Seller's counsel.

     (viii)  Seller shall have received the Purchase Price in accordance with
Article II of this Agreement.

     (b) Purchaser's obligations hereunder are subject to the satisfaction of the following conditions at or prior to the Closing:

     (i) Seller shall have executed and delivered to Purchaser and Purchaser shall have received an Assignment and Assumption Agreement, Bill of Sale and Assignment of Interests in substantially the form of Exhibit A hereto.

     (ii) Seller shall have delivered or made available to Purchaser an originally duly executed copy of each Lease, and a certified true and complete copy of each Master Lease, if applicable, all as may have been amended from time to time up to and including the Closing Date.

     (iii) Seller shall have delivered to Purchaser documentation reasonably supporting the validity and enforceability of Seller's obligations under this Agreement, which may include, without limitation a clerk's or assistant clerk's certificate regarding incumbency and authorizing resolutions and an opinion of counsel reasonably acceptable to Purchaser.

     (iv) Seller shall have delivered appropriate precautionary UCC-1 Financing Statements against each Lessee, assigned to Purchaser and terminations, as requested, with respect thereto, except with respect to Trust Equipment and SPLP Equipment.

     (v) Seller shall have delivered to Purchaser a Release of Lien/UCC-3 Termination Statements (if applicable) executed by each institution (a "Lender") which financed the acquisition or purchase of the Equipment by Seller except with respect to liens constituting Permitted Liens.

     (vi) Seller shall have provided or made available to Purchaser with original, or certified copies of, invoices or other appropriate purchase documentation establishing Seller's title in and to the Equipment, or that of the Owner Trustee or SPLP, as appropriate.

     (vii) Purchaser shall have received all documents and assurances, including evidence of insurance coverage satisfactory to it, as required by each Lease.

     (viii) Seller shall have delivered to Purchaser a notice and acknowledgment of assignment in form and substance reasonably acceptable to Purchaser executed by Lessees leasing Equipment having an original equipment cost equal to at least 25% of the original equipment cost of all of the Equipment (provided that Equipment held in Equipment Trusts or SPLPs and for which no assignment of lease is being made shall count toward such percentage).

     (ix) Seller shall have performed all of its obligations specified herein, to the reasonable satisfaction of Purchaser.

     (x) The representations and warranties of Seller contained in this Agreement shall be true and correct on and as of the Closing.

     (xi) Purchaser shall have received such other documents, instruments, certificates and assurances from Seller as are reasonably requested by Purchaser or Purchaser's counsel.

      7.3    Survival; Recourse.    PURCHASER ACKNOWLEDGES THAT THE PRINCIPAL
             ------------------
PURPOSE OF SELLER IN SELLING THE TRANSFERRED ASSETS IS TO LIQUIDATE SUCH ASSETS AND DISTRIBUTE THE CASH TO ITS INVESTORS. THEREAFTER, SELLER AND ITS GENERAL PARTNER INTEND TO TERMINATE THEIR RESPECTIVE BUSINESSES AND WINDUP OR DISSOLVE THEIR AFFAIRS. ACCORDINGLY, PURCHASER ACKNOWLEDGES AND AGREES THAT ALL OF SELLER'S REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS CONTAINED HEREIN SHALL TERMINATE AND BE OF NO FURTHER FORCE OR EFFECT AND SHALL NOT SURVIVE ON AND AFTER THE CLOSING. IN ADDITION, PURCHASER'S SOLE AND EXCLUSIVE REMEDY FOR A BREACH BY SELLER OF ANY REPRESENTATION OR WARRANTY CONTAINED HEREIN OR IN ANY TRANSACTION DOCUMENT OR A FAILURE TO PERFORM ANY OBLIGATION CONTAINED HEREIN OR IN ANY TRANSACTION DOCUMENT SHALL BE TO NOT CLOSE THE TRANSACTIONS CONTEMPLATED HEREBY. ACCORDINGLY, NEITHER SELLER NOR SELLER'S GENERAL PARTNER NOR ANY OF THEIR PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, AND ATTORNEYS, TOGETHER WITH THEIR PERSONAL REPRESENTATIVES, HEIRS, SUCCESSORS AND ASSIGNS AND THE AFFILIATES OF ANY OF THE FOREGOING (THE "INDIRECT PARTIES") SHALL, AT ANY TIME, HAVE ANY PERSONAL LIABILITY FOR ANY OBLIGATIONS HEREUNDER. IN FURTHERANCE OF THE FOREGOING, PURCHASER HEREBY AGREES NOT TO SEEK A PERSONAL JUDGMENT AGAINST SELLER OR SELLER'S GENERAL PARTNER OR ANY OF THE INDIRECT PARTIES AT ANY TIME,

WHETHER BEFORE OR AFTER THE CLOSING OR ANY SUCH WINDING UP OR DISSOLUTION OF SELLER OR SELLER'S GENERAL PARTNER AND NOT TO SEEK TO OVERTURN OR RESCIND ANY SUCH WINDING UP OR DISSOLUTION IN ORDER TO ASSERT ANY PERSONAL LIABILITY AGAINST SELLER OR SELLER'S GENERAL PARTNER OR ANY OF THE INDIRECT PARTIES. PURCHASER ACKNOWLEDGES AND AGREES THAT IT FULLY UNDERSTANDS THE FOREGOING LIMITATIONS ON RECOURSE, THAT IT PERFORMED ITS DUE DILIGENCE IN RESPECT OF THE TRANSFERRED ASSETS WITH SUCH LIMITATION IN MIND AND THAT THE PURCHASE PRICE REFLECTS THE RISKS ASSOCIATED WITH SUCH LIMITATION.

                                 ARTICLE VIII

                                   DELIVERY

     At the Closing, concurrently with Seller's performance of the conditions set forth in Article VII, each of Purchaser shall accept delivery of the Equipment and Seller shall acknowledge receipt of the Purchase Price by executing and delivering to the other party a cross receipt in the form of Exhibit B hereto.


                                  ARTICLE IX

                                    RECORDS

     Contemporaneous with the Closing hereunder, Seller shall provide or make available to Purchaser or its designee originals or copies of all log books, service manuals, maintenance records and other similar documents in its possession relating to the Equipment, including such documentation stored or imaged on computer media.


                                   ARTICLE X

                                   INDEMNITY

     10.01  Indemnity.  Seller hereby agrees to indemnify, defend and hold
            ----------
Purchaser, together with its officers, directors, shareholders, partners, employees, agents, and other similar parties, together with their successors and assigns ("Indemnities") harmless from and against any and all claims, losses, costs, damages, liabilities, injuries or expenses (including court costs and reasonable attorneys' fees) wheresoever and howsoever arising which Purchaser may incur by reason of any breach, violation or untruth of any of the terms, conditions, representations, warranties, covenants and agreements set forth herein or in any other Transaction Document to which Seller is a party, except any of the foregoing resulting from Purchaser's gross negligence or willful misconduct. Purchaser hereby agrees to indemnify, defend and hold Seller and each Owner Trustee and each SPLP, their Indemnities and Equis Financial Group ("EFG") and its and Seller's Affiliates, harmless from and against any and all claims, losses, costs, damages, liabilities, injuries or expenses (including court costs and reasonable attorneys' fees) wheresoever and howsoever arising which any of the foregoing parties may incur by reason of (i) any breach, violation or untruth of any of the terms, conditions, representations, warranties, covenants and agreements set forth herein or in any other Transaction Document to which Purchaser is a party, or (ii) any interference with the contractual or other relationships between any of the foregoing parties and the Lessees under and pursuant to other leases between any of the foregoing parties and such Lessees relating to other equipment, whether in the context of returning, re-leasing, purchasing or otherwise; except any of the foregoing resulting from Seller's gross negligence or willful misconduct, provided, however, that notwithstanding the foregoing, Purchaser shall have the right at all times to strictly enforce its legal rights and remedies under the Leases, irrespective of any purely coincidental impact on such relationship. EFG and its and Seller's Affiliates shall be third party beneficiaries of this Article X. As used herein, "Affiliates" shall mean, with respect to any Person, any other Person which is directly or indirectly controlling, controlled by or under common control with such Person. The term "control" means the possession, directly or indirectly, of the power, whether or not exercised, to direct or cause the direction of the management or policies of any Person, whether through ownership of voting securities, by contract or otherwise.

     10.02  Indemnification Procedure.
            -------------------------

            (i) The party seeking indemnification under this Article X (the "Indemnified Party") shall, promptly after the Indemnified Party has notice or knowledge of any proposed settlement, agreement, claim, action or proceeding giving rise to such claim for indemnification, give to the party obliged to provide indemnification hereunder (the "Indemnitor") a notice (a "Claim Notice") describing in reasonable detail the facts giving rise to its claim for indemnification hereunder, and shall include in such Claim Notice (if then known) the amount or method of computation of the amount of the claim, and a reference to the clause of Section 10.01 hereof upon which such claim is based; provided, however, that the failure to so notify the Indemnitor shall not affect the indemnity made hereunder or relieve the Indemnitor of its obligation to indemnify such Indemnified Party, except and only to the extent that such Indemnitor shall be unable to exercise its rights under clause (ii) below or shall otherwise be materially prejudiced by such failure.

            (ii) The Indemnitor, upon presentation of a Claim Notice, shall retain counsel reasonably satisfactory to the Indemnified Party to participate in and, to the extent the Indemnitor desires, to assume and control the defense of any matter giving rise to a claim for indemnification, and shall pay the fees and disbursements of such counsel relating to such claim for indemnification. Any Indemnified Party shall be entitled, at its own expense, to participate in any action, suit, claim or proceeding, the defense of which has been assumed by the Indemnitor.

            (iii) No Indemnified Party shall enter into any settlement or other compromise with respect to any action, suit, claim or proceeding without the prior written consent of the Indemnitor, which consent will not be unreasonably withheld or delayed unless such Indemnified Party waives its right to be indemnified under this Section. Without the prior written consent of the Indemnified Party, the Indemnitor shall not effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is a party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability or claims that are the subject matter of such proceeding. Provided that an Indemnified Party has complied with this Section
10.02 in all material respects, if such Indemnified Party shall be required under any order, writ or judgment of any applicable court or administrative agency or authority to pay any amounts subject to the indemnity set forth herein, the Indemnified Party shall be entitled to a prompt reimbursement of such amount from the Indemnitor, and the provisions of this Section 10.02 shall otherwise apply.

     10.03  Tax Gross Up. With respect to any indemnity payment made pursuant to
            ------------
this Article, such indemnity payment shall include any amount necessary to hold the Indemnified Party harmless on an after-tax basis from all federal and state income taxes required to be paid by the Indemnified Party with respect to such indemnity payment; provided, however, that if the Indemnified Party realizes a tax benefit by reason of such indemnity payment, the Indemnified Party shall pay the Indemnitor an amount equal to the net value to the Indemnified Party of such tax benefit when, and to the extent, realized (such payments by the Indemnified Party not to exceed in the aggregate the amount of related indemnity paid by the Indemnitor), but not before the Indemnitor shall have made all indemnity payments to or on behalf of the Indemnified Party required pursuant to this
Article X; provided, further, however, that if the Indemnified Party loses such tax benefit subsequent to any payment to the Indemnitor with respect thereto, the Indemnitor shall indemnify the Indemnified Party with respect to such loss pursuant to the provisions of Section 10.02 hereof.

                                  ARTICLE XI

                      RESERVED RIGHTS; MISTAKEN PAYMENTS


     11.1  Reserved Rights, Etc. If Purchaser shall collect any amount under any
           ---------------------
Lease or any Transaction Document or otherwise relating to the Reserved Rights it shall, upon it being known to Purchaser to be an amount to which Seller or an Owner Trustee or SPLP is entitled, promptly remit such amount to Seller or the appropriate Owner Trustee or SPLP, as appropriate, and, until so delivered, any such amount collected by Purchaser shall be held in trust by Purchaser for the benefit of Seller or the Owner Trustee or SPLP, as applicable. Purchaser agrees that, in matters relating to the Reserved Rights, it shall act in a manner consistent with the rights of Seller as the predecessor owner and lessor of the Equipment or as the predecessor beneficial owner under the Equipment Trust(s) or SPLPs, and the Owner Trustee and the SPLP. If Seller shall receive any amount under any Lease or any Transaction Document or otherwise relating to the period from and after the Closing (other than any amounts in respect of Reserved Rights and other than rent attributable to periods prior to the Closing), it shall promptly remit such amount to Purchaser and, until so delivered, any such amount collected by Seller shall be held in trust by Seller for the benefit of Purchaser. Seller agrees that, in matters relating to amounts received by it relating to any Lease or Transaction Document and pertaining to periods subsequent to the Closing (other than any amounts in respect of Reserved Rights and other than rent attributable to periods prior to the Closing), it shall act in a manner consistent with the rights of Purchaser herein.

     11.2  Mistaken Payments. Purchaser acknowledges that many of the Lessees
           -----------------
will continue to lease equipment not being sold to Purchaser hereunder from one or more Affiliates of Seller or EFG. It is likely that, notwithstanding the efforts of Seller and Purchaser, certain of such Lessees may from time to time mistakenly make a payment to Purchaser due to Seller under one or more such other leases. Purchaser agrees to promptly remit any such amount to Seller and, until so delivered, hold such payment in trust for Seller.


                                  ARTICLE XII

                                CONFIDENTIALITY


     Purchaser covenants and agrees to keep the terms of this Agreement and the other Transaction Documents confidential and agrees not to disclose the same to any person without the prior written consent of Seller or Seller's Affiliates, provided that Purchaser shall have the right to disclose the same

     (i) to its directors, officers, employees, auditors or counsel to whom it is necessary to disclose such information, each of which shall be informed of the confidential nature of the information;

     (ii) to Fleet Bank, N.A. in connection with its financing of the purchase of the Transferred Assets by Purchaser;

     (iii) in any statement or testimony pursuant to a subpoena or order of any Governmental Body or as otherwise required by law (provided that Purchaser shall use its best efforts to give Seller prior written notice of such intended disclosure unless such notice shall be prohibited by law); and

     (iv)  to the extent required in its financial statements.

                                 ARTICLE XIII

                                 MISCELLANEOUS


     13.1  Expenses. Whether or not the transactions contemplated hereby shall
           --------
be consummated, each of Seller and Purchaser shall be obligated in respect of all of its own costs and expenses, including reasonable attorneys' fees, in connection with the negotiation, preparation, execution and delivery of this Agreement and the Transaction Documents.

     13.2  Notices. Any communication to be given hereunder shall be given in
           -------
writing and shall be sufficiently given when mailed prepaid, first class, registered or certified mail return receipt requested or sent by facsimile transmission to the party to which said notice is to be given at its address in the preamble hereof unless such address is changed by notice given to the other party. Notices to Seller shall be sent to the attention of Gary D. Engle, and notices to Purchaser shall be sent to the attention of Roland St. Louis, President, RSL Holdings, Inc., General Partner.

     13.3  Successors and Assigns. Neither party to this Agreement may assign
           ----------------------
its rights or obligations hereunder to any person or entity other than an Affiliate, except that Purchaser shall have the right to collaterally assign its rights hereunder to an institution financing Purchaser's obligations hereunder. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and permitted assigns.

     13.4  Headings and Gender. Section headings are not to be considered part
           -------------------
of this Agreement. They are included solely for convenience, and are not intended to be full or accurate descriptions of the contents thereof. As used in this Agreement, the masculine, feminine or neuter gender and the singular and plural number shall each be deemed to include the others whenever the context so indicates.

     13.5  Documents. All schedules, documents or exhibits referred to in this
           ---------
Agreement are integral parts of this Agreement and are incorporated herein by this reference.

     13.6  Entire Agreement. This Agreement and the other Transaction Documents
           ----------------
and all other documents and instruments referred to herein and appended hereto as exhibits and/or schedules constitute the entire Agreement between the parties and supersede and cancel all prior representations, negotiations, undertakings, letters, acceptances, agreements, understandings, contracts and communications, whether verbal or written, between the parties hereto or their agents, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding varying the terms and conditions hereof shall be binding on either party hereto unless in writing and duly signed by authorized representatives of both parties.

     13.7  Further Assurances. The parties hereto agree to execute and deliver,
           ------------------
or cause to be executed and delivered, such further instruments or documents and take such other action as may be reasonably required effectively to carry out the transactions contemplated herein.

     13.8  Laws. This Agreement shall be governed by and interpreted in
           ----
accordance with the internal laws of The Commonwealth of Massachusetts.

     13.9  Jurisdiction and Venue. The parties hereto hereby irrevocably submit
           -----------------------
and consent to the non-exclusive personal jurisdiction of the appropriate state or federal court located in Boston, Massachusetts, in any action or proceeding relating in any way to this Agreement or the other Transaction Documents. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to venue in any of such courts, and any claim that any such action or proceeding has been brought in an inconvenient forum.

     13.10  Counterparts. This Agreement may be executed by the parties hereto
            ------------
in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this instrument.

                                      SELLER:

                                      AMERICAN INCOME PARTNERS IV-C
                                      LIMITED PARTNERSHIP

Witness:
                                      By:  AFG Leasing IV Incorporated,
------------------------                   its sole general partner


                                         By:  /s/ James F. Livesey
                                             -------------------------------

                                         Its: Vice President
                                              ------------------------------



                                      PURCHASER:

                                      RSL FINANCE LIMITED PARTNERSHIP II


                                      By:  RSL Holdings, Inc., its sole general
                                           partner


                                         By:  /s/ Roland St. Louis
------------------------------               ------------------------------

                                         Its: President
                                              -----------------------------

SCHEDULES:    A - Description of Transferred Assets, Etc.

              B - Purchase Price Breakdown

EXHIBITS:     A - Form of Assignment and Assumption, Bill of Sale and Assignment
              of Interests

              B - Form of Cross Receipt

AMERICAN INCOME PARTNERS IV-C LIMITED PARTNERSHIP
SCHEDULE A

                                                            MASTER            RENTAL              OWNERSHIP
                                                            LEASE NO.        SCHEDULE             PERCENTAGE
                                                          ----------------------------------------------------------
EQUIPMENT
Lessee Name:

American National Can Company                              8712ILG331         A-22RN4           100.0000000%
American National Can Company                              8712ILG331         A-25RN1           100.0000000%
American National Can Company                              8712ILG331         A-26RN3           100.0000000%
ARA Living Centers, Inc.                                   8803PAG343           A-4A            100.0000000%
Baxter Healthcare Corporation                              8209ILG122         G-10RN1           100.0000000%
Coca-Cola Foods                                            8606TXG240          B-6RN1           100.0000000%
Corning Glass Works                                         02/01/89        880361001RN1        100.0000000%
ARMCO, Inc.                                                8410PAG180        A&R E-4RN3         100.0000000%
ARMCO, Inc.                                                8410PAG180        A&R E-8RN1         100.0000000%
Dow Chemical Company USA                                   8608MIG816        D-7-32BRN1         100.0000000%
Federal Paper Board Company, Inc.                          8504NJG193        A-41-67RN2         100.0000000%
Federal Paper Board Company, Inc.                          8504NJG193        A-61-65RN2         100.0000000%
Federal Paper Board Company, Inc.                          8504NJG193       A-61-65RN2A         100.0000000%
GAF Building Material Corporation                          9312NJG484R        F-1ARL1           100.0000000%
GAF Building Material Corporation                          9312NJG484R         H-1RL1           100.0000000%
The Kendall Company                                        8903MAG366         A-1RN2A           100.0000000%
The Kendall Company                                        8903MAG366         A-1RN2B           100.0000000%
Mobil Oil Corporation                                      8507NYG200         A-32RN2A          100.0000000%
Ford Motor Company                                          04/05/88          315435-8          100.0000000%
Ford Motor Company                                          04/05/88           411937           100.0000000%
Occidental Chemical Corporation                            8806TXG353          A-2RN1           100.0000000%


LIMITED PARTNERSHIP INTERESTS
Partnership Name:

AIP/Tsuru Arrow Limited Partnership                         12/30/88         TSURU-RN1            39.0000000%
  [KGJS/Gearbulk Holding Limited, lessee]

AIP/Tsuru Arrow Limited Partnership                         12/30/88        TSURU-UPGRDE          39.0000000%
  [KGJS/Gearbulk Holding Limited, lessee]

AIP/Eagle Arrow Limited Partnership                         06/01/89         EAGLE-RN1            60.0000000%
  [KGJS/Gearbulk Holding Limited, lessee]

AIP/Eagle Arrow Limited Partnership                         06/01/89        EAGLE-UPGRDE          60.0000000%
  [KGJS/Gearbulk Holding Limited, lessee]

                                                             ASSET DESCRIPTION
                                                            ----------------------------------------------------------
EQUIPMENT
Lessee Name:

American National Can Company                               (2) KONICA COPIERS
American National Can Company                               TENNANT SWEEPER
American National Can Company                               HYSTER FORKLIFT
ARA Living Centers, Inc.                                    VARIOUS SECURITY SYSTEMS
Baxter Healthcare Corporation                               INT'L TRACTORS
Coca-Cola Foods                                             BEVERAGE DISPENSERS
Corning Glass Works                                         OKUMA LATHE
ARMCO, Inc.                                                 ERW AMALOG INSPECTION SYSTEM
ARMCO, Inc.                                                 ERW ULTRASONIC INSPECTION SYSTEM
Dow Chemical Company USA                                    INTECOM TELEPHONE SYSTEM
Federal Paper Board Company, Inc.                           CLARK PALLET TRUCK W/ ACCESS
Federal Paper Board Company, Inc.                           CLARK CLAMP TRUCK
Federal Paper Board Company, Inc.                           MASSEY FERGUSON TRACTOR & UPGRADE
GAF Building Material Corporation                           TESTING EQUIPMENT / MANUFACTURING
GAF Building Material Corporation                           TESTING EQUIPMENT / MANUFACTURING
The Kendall Company                                         UPGRADE PHONE EQUIPMENT
The Kendall Company                                         UPGRADE PHONE EQUIPMENT
Mobil Oil Corporation                                       PRINTER
Ford Motor Company                                          SCHAEFF E-4000-B FORKLIFTS
Ford Motor Company                                          SCHAEFF SAFETY DOORS
Occidental Chemical Corporation                             FINNIGAN MAT PRINTERS & SOFTWARE


LIMITED PARTNERSHIP INTERESTS
Partnership Name:

AIP/Tsuru Arrow Limited Partnership                         SHIPPING VESSEL
  [KGJS/Gearbulk Holding Limited, lessee]

AIP/Tsuru Arrow Limited Partnership                         SHIPPING VESSEL UPGRADE
  [KGJS/Gearbulk Holding Limited, lessee]

AIP/Eagle Arrow Limited Partnership                         SHIPPING VESSEL
  [KGJS/Gearbulk Holding Limited, lessee]

AIP/Eagle Arrow Limited Partnership                         SHIPPING VESSEL UPGRADE
  [KGJS/Gearbulk Holding Limited, lessee]

                AMERICAN INCOME PARTNERS IV-C LIMITED PARTNERSHIP
                                   SCHEDULE B

================================================================================
ADJUSTED PURCHASE PRICE BREAKDOWN
PURCHASE PRICE                                                  $35,000,000.00
PLUS: RECEIVABLES PURCHASED                                        $344,961.62
LESS: ADJUSTMENTS                                               ($2,003,128.27)
                                                                ==============
ADJUSTED PURCHASE PRICE                                         $33,341,833.35
================================================================================

PROGRAM'S SHARE OF TOTAL PROCEEDS FROM SALE                      $3,538,838.70

                                   EXHIBIT A

                     ASSIGNMENT AND ASSUMPTION AGREEMENT,
              BILL OF SALE AND ASSIGNMENT OF BENEFICIAL INTERESTS


     THIS ASSIGNMENT AND ASSUMPTION, BILL OF SALE AND ASSIGNMENT OF BENEFICIAL INTERESTS (this "AGREEMENT") dated as of September 30, 1996, by and between the undersigned, a Massachusetts limited partnership having its principal place of business at 98 North Washington Street, Boston, Massachusetts 02114 ("Seller"), and RSL Finance Limited Partnership II, a Florida limited partnership, having a principal place of business at 2300 Miami Center, 201 South Biscayne Boulevard, Miami, FL 33131-4329 ("Purchaser"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in that certain Purchase and Sale Agreement between Seller and Purchaser dated as of September 30, 1996 (the "P&S Agreement").

1.   ASSIGNMENT OF LEASE.

     Seller hereby sells, assigns, transfers and conveys to Purchaser all of Seller's right, title, interest, duties and obligations (whether direct or indirect, known or unknown, contingent or otherwise) in and to each Lease as set forth on Schedule A hereto between Seller, as lessor and each lessee described
         ----------
therein (in each case a "Lessee"), with respect to the leasing by each Lessee of certain equipment (as further described in each Lease, individually and collectively, the "Equipment"), except that Seller hereby reserves and does not transfer its right, title and interest in and to the Reserved Rights.

2.   SALE OF THE EQUIPMENT.

     Seller hereby sells and transfers to Purchaser all of its right, title and interest in and to the Equipment, together with all warranties, express or implied, received from the manufacturer or vendor thereof. Seller hereby represents and warrants to Purchaser that subject to Section 3 hereof, Seller is conveying good title to the Equipment, free and clear of all liens and encumbrances other than Permitted Liens.

3.   ASSIGNMENT OF BENEFICIAL INTERESTS.

     Seller hereby sells, assigns, transfers and conveys to Purchaser all of Seller's right, title, interest, duties and obligations in and to the Beneficial Interests owned by Seller in each Equipment Trust and SPLP holding title to the Equipment, all as further set forth on Schedule A hereto. Seller hereby
                                       -----------------
represents and warrants to Purchaser that each such Beneficial Interest is free and clear of all liens and encumbrances except Permitted Liens.

4.   TAXES

     All taxes in any way arising out of this transaction, including without limitation transfer taxes arising out of the assignment of each Lease, the assignment of the Beneficial Interests, and the sale of the Equipment shall be solely for the account of the Purchaser.

5.   REPRESENTATIONS AND WARRANTIES OF SELLER.

     (a) Seller, in order to induce Purchaser to enter into this Agreement, hereby ratifies and confirms each of its representations and warranties as contained in the P&S Agreement, which provisions are incorporated herein by reference.

     (b) Seller has delivered or made available to Purchaser a complete and correct original counterpart of each Lease, and no other agreements, instruments or documents exist between Seller or each Owner Trustee or each SPLP and each Lessee relating to the Equipment and the Lease that are in force and effect. Each Lease constitutes the entire agreement between the Lessee and Seller with respect to the Equipment and no other assignments, amendments, modifications, waivers or consents have been entered into with respect to each Lease. Each Lease is in full force and effect and, to Seller's actual knowledge, (i) no event of default has occurred and is continuing thereunder; (ii) the rents payable under each Lease are not subject to any defenses, setoffs, or counterclaims; and (iii) Seller has not made any assignment of any Lease except to a Lender.

     (c) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THE SALE OF THE EQUIPMENT IS HEREBY MADE ON AN "AS-IS WHERE-IS" BASIS. SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO (i) THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION OF THE FOREGOING, ITS SELECTION, QUALITY, DESIGN, CAPACITY, CONDITION, MERCHANTABILITY OR ITS FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE AND FREEDOM FROM CLAIMS OF COPYRIGHT OR PATENT INFRINGEMENT OR ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR NEGLIGENCE, (ii) THE FREEDOM OF THE EQUIPMENT (OR ANY PART OR PORTION THEREOF) FROM ANY LATENT OR OTHER DEFECT (WHETHER OR NOT DISCOVERABLE), (iii)THE COMPLIANCE OF ANY OF THE EQUIPMENT (OR ANY PART OR PORTION THEREOF) WITH ANY APPLICABLE LAWS OR REGULATIONS, (iv) THE CREDITWORTHINESS OF EACH LESSEE OR ANY OTHER PERSON UNDER THE LEASES OR THE TRANSACTION DOCUMENTS, (v) THE COLLECTIBILITY OF ANY AMOUNT UNDER THE LEASES OR ANY OF THE TRANSACTION DOCUMENTS, (vi) THE TAX CHARACTERIZATION OF THE LEASES, OR (vii) THE DUE AUTHORIZATION, EXECUTION AND DELIVERY BY, OR THE ENFORCEABILITY AGAINST, ANY PERSON WHO IS OR HAS BEEN A PARTY TO THE LEASES OR ANY OF THE TRANSACTION DOCUMENTS (WITH THE EXCEPTION OF THE SELLER) AND SELLER HEREBY DISCLAIMS ALL SUCH REPRESENTATIONS AND WARRANTIES.

     (d) PURCHASER ACKNOWLEDGES THAT THE PRINCIPAL PURPOSE OF SELLER IN SELLING THE TRANSFERRED ASSETS IS TO LIQUIDATE SUCH ASSETS AND DISTRIBUTE THE CASH TO ITS INVESTORS. THEREAFTER, SELLER AND ITS GENERAL PARTNER INTEND TO TERMINATE THEIR RESPECTIVE BUSINESSES AND WINDUP OR DISSOLVE THEIR AFFAIRS. ACCORDINGLY, PURCHASER ACKNOWLEDGES AND AGREES THAT ALL OF SELLER'S REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS CONTAINED HEREIN AND IN THE P&S AGREEMENT SHALL TERMINATE AND BE OF NO FURTHER FORCE OR EFFECT AND SHALL NOT SURVIVE ON AND AFTER THE CLOSING. ACCORDINGLY, NEITHER SELLER NOR SELLER'S GENERAL PARTNER NOR ANY OF THEIR PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, INVESTORS, EMPLOYEES, AGENTS, AND ATTORNEYS, TOGETHER WITH THEIR PERSONAL REPRESENTATIVES, HEIRS, SUCCESSORS AND ASSIGNS AND THE AFFILIATES OF ANY OF THE FOREGOING (THE "INDIRECT PARTIES") SHALL, AT ANY TIME, HAVE ANY PERSONAL LIABILITY FOR ANY OBLIGATIONS HEREUNDER. IN FURTHERANCE OF THE FOREGOING, PURCHASER HEREBY AGREES NOT TO SEEK A PERSONAL JUDGMENT AGAINST SELLER OR SELLER'S GENERAL PARTNER OR ANY OF THE INDIRECT PARTIES AT ANY TIME, AND NOT TO SEEK

TO OVERTURN OR RESCIND ANY SUCH WINDING UP OR DISSOLUTION IN ORDER TO ASSERT ANY PERSONAL LIABILITY AGAINST SELLER OR SELLER'S GENERAL PARTNER OR ANY OF THE INDIRECT PARTIES. PURCHASER ACKNOWLEDGES AND AGREES THAT IT FULLY UNDERSTANDS THE FOREGOING LIMITATIONS ON RECOURSE, THAT IT PERFORMED ITS DUE DILIGENCE IN RESPECT OF THE TRANSFERRED ASSETS WITH SUCH LIMITATION IN MIND AND THAT THE PURCHASE PRICE REFLECTS THE RISKS ASSOCIATED WITH SUCH LIMITATION.

6.   REPRESENTATIONS AND WARRANTIES.

     Each of Purchaser, in order to induce Seller to enter into this Agreement, and Seller, in order to induce Purchaser to enter into this Agreement, hereby ratifies and confirms each of its respective representations and warranties as contained in the P&S Agreement, which provisions are incorporated herein by reference.

7.   ASSUMPTION OF OBLIGATIONS, ETC..

     Purchaser hereby accepts the foregoing sale, assignment, transfer and conveyance of all of Seller's right, title and interest, duties and obligations under each Lease and each Beneficial Interest assigned to Purchaser hereby, and agrees to assume and be bound by all the terms of, and to undertake all of the obligations of Seller contained in each Lease, including the covenant of quiet enjoyment contained therein, and in each Equipment Trust and SPLP and to accept the status of a substitute beneficiary of each Equipment Trust and substitute limited partner in each SPLP. Purchaser (i) adopts and confirms the powers of attorney, if any, granted by the agreements of limited partnership and trust agreements, to the general partner and Owner Trustee, respectively, of such entities, (ii) agrees to amendments to the organizational documents of the SPLPs and the Equipment Trusts naming Purchaser as a substitute or additional limited partner or beneficiary, as applicable, with the capital contribution as so required, and (iii) confirms the aforesaid power of attorney may be exercised by the general partner or Owner Trustee in the name of and on behalf of Purchaser to accomplish the foregoing.

8.   GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts.

9.   EXECUTION IN COUNTERPARTS.

     This Agreement may be executed in multiple counterparts, each of which, taken together, shall constitute one and the same instruments.

   IN WITNESS WHEREOF, the parties have caused their duly authorized officers this instrument .

AMERICAN INCOME PARTNERS IV-C LIMITED         RSL FINANCE LIMITED PARTNERSHIP II
PARTNERSHIP

By: AFG Leasing IV Incorporated,              By: RSL Holdings, Inc., its sole
    a Massachusetts corporation and the           general partner
    Managing General Partner of the
    Registrant.

    By:  /s/ James F. Livesey                          By:  /s/ Roland St. Louis
        ----------------------------                       ---------------------

    Its: Vice President                                Its: President
         ---------------------------                        --------------------

                                   EXHIBIT B

                                 Cross Receipt


     Reference is hereby made to that certain Purchase and Sale Agreement dated as of September 30, 1996 (the "P&S Agreement") between the person designated as "Seller" below and RSL Finance Limited Partnership II, as purchaser. Purchaser hereby accepts delivery of the Equipment (as defined in the P&S Agreement) as more fully described on Exhibit A attached hereto and Seller acknowledges receipt of the Purchase Price (as defined in the P&S Agreement) all on and as of the date set forth below.


                                          RSL FINANCE LIMITED PARTNERSHIP II


                                          By: RSL Holdings, Inc., its sole
                                              general partner



Dated: September 30, 1996                      By: /s/ Roland St. Louis
       ------------------                         --------------------------

                                               Its: President
                                                    -------------------------

                                          AMERICAN INCOME PARTNERS IV-C LIMITED
                                          PARTNERSHIP

                                          By: AFG Leasing IV Incorporated,
                                              a Massachusetts corporation and
                                              the Managing General Partner of
                                              the Registrant

                                               By: /s/ James F. Livesey
                                                  -----------------------

                                               Its:  Vice President
                                                    ----------------------